                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                          Effective Date
----                                                          --------------
Schwab International Index Fund                               July 21, 1993

Schwab Small-Cap Index Fund                                   October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly                 September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                     September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund                                     February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab             May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund (formerly             September 2, 1996
known as Schwab International MarketMasters Fund,
Schwab MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as             October 13, 1996
Schwab U.S. MarketMasters Fund, Schwab
MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab                October 13, 1996
Viewpoints Fund, Laudus Balanced MarketMasters
Fund, Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund (formerly                 August 3, 1997
known as Schwab Small-Cap MarketMasters Fund,
Schwab MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly            April 16, 1998
known as Schwab Asset Director-Aggressive Growth
Fund)

Schwab Institutional Select S&P 500 Fund (formerly            October 28, 1998
known as Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                          April 15, 1999

Financial Services Focus Fund                                 May 15, 2000

Health Care Focus Fund                                        May 15, 2000

Schwab Hedged Equity Fund                                     August 6, 2002

Schwab Small-Cap Equity Fund                                  May 19, 2003

Schwab Dividend Equity Fund                                   September 23, 2003

Schwab Premier Equity Fund                                    November 16, 2004

Schwab Target 2010 Fund                                       May 24, 2005

Schwab Target 2015 Fund                                       November 12, 2007

Schwab Target 2020 Fund                                       May 24, 2005

Schwab Target 2025 Fund                                       November 12, 2007

Schwab Target 2030 Fund                                       May 24, 2005

Schwab Target 2035 Fund                                       November 12, 2007

Schwab Target 2040 Fund                                       May 24, 2005

Schwab Retirement Fund                                        May 24, 2005

Schwab Large Cap Growth Fund                                  May 24, 2005

Schwab Fundamental US Large Company Index Fund                February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund            February 28, 2007

Schwab Fundamental International Large Company                February 28, 2007
Index Fund

Schwab Fundamental Emerging Markets Index Fund                November 12, 2007

Schwab Fundamental International Small-Mid Company            November 12, 2007
Index Fund

                              SCHWAB CAPITAL TRUST

                              By:
                                   --------------------------
                                    Jeffrey Mortimer,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              By:
                                   --------------------------
                                    Randall W. Merk,
                                    President and Chief Executive Officer

Dated as of
            --------------------------

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                    Fee
----                                    ---
Schwab International Index Fund         Forty-three one-hundredths of one
                                        percent (0.43%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million and thirty-eight one-hundredths
                                        of one percent (0.38%) of such net
                                        assets over $500 million

Schwab Small-Cap Index Fund             Thirty-three one-hundredths of one
                                        percent (0.33%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million and twenty-eight
                                        one-hundredths of one percent (0.28%)
                                        of such net assets over $500 million

Schwab MarketTrack Growth Portfolio     Forty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.44%) of the Fund's average
Director-High Growth Fund)              daily net assets not in excess of
                                        $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab MarketTrack Balanced Portfolio   Forty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.44%) of the Fund's average
Director-Balanced Growth Fund)          daily net assets not in excess of
                                        $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab MarketTrack Conservative         Forty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.44%) of the Fund's average
Asset Director-Conservative Growth      daily net assets not in excess of
Fund)                                   $500 million, and thirty-nine one
                                        hundredths of one percent (0.39%) of
                                        such net assets over $500 million

Schwab S&P 500 Index Fund               Fifteen one-hundredths of one percent
                                        (0.15%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; nine one-hundredths of one
                                        percent (0.09%) of such net assets
                                        over $500 million but not in excess
                                        of $5 billion; eight one-hundredths
                                        of one percent (0.08%) of the Fund's
                                        daily net assets over $5 billion but
                                        not in excess of $10 billion; and
                                        seven one-hundredths of one percent
                                        (0.07%) of such net assets over $10
                                        billion

Fund                                    Fee
----                                    ---
Schwab Core Equity Fund (formerly       Fifty-four one-hundredths of one
known as Schwab Analytics Fund)         percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million, and forty nine-one-hundredths
                                        of one percent (0.49%) of such net
                                        assets over $500 million

Laudus International MarketMasters      One percent and forty one-hundredths
Fund (formerly known as Schwab          of one percent (1.40%) of the Fund's
International MarketMasters Fund,       average daily net assets (as of
Schwab MarketManager International      February 28, 2005, one percent and
Portfolio and Schwab OneSource          twenty-nine one-hundredths of one
Portfolios-International)               percent (1.29%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; one percent and two hundred
                                        seventy-five one-thousandths of one
                                        percent (1.275%) of such net assets over
                                        $500 million but not in excess of $1
                                        billion; and one percent and twenty-five
                                        one-hundredths of one percent (1.25%) of
                                        such net assets over $1 billion)

Laudus U.S. MarketMasters Fund          One percent (1.00%) of the Fund's
(formerly known as Schwab U.S.          average daily net assets (as of
MarketMasters Fund, Schwab              February 28, 2005, nine hundred
MarketManager Growth Portfolio and      twenty-five one-thousandths of one
Schwab OneSource Portfolios-Growth      percent (0.925%) of the Fund's
Allocation)                             average daily net assets not in
                                        excess of $500 million; ninety-two
                                        one-hundredths of one percent (0.92%) of
                                        such net assets over $500 million but
                                        not in excess of $1 billion; and
                                        ninety-one one-hundredths of one percent
                                        (0.91%) of such net assets over $1
                                        billion)

Schwab Balanced Fund (formerly known    Eighty-five one-hundredths of one
as Schwab Viewpoints Fund, Laudus       percent (0.85%) of the Fund's average
Balanced MarketMasters Fund, Schwab     daily net assets (as of February 28,
Balanced MarketMasters Fund, Schwab     2005, seven hundred seventy-five
MarketManager Balanced Portfolio        and one-hundredths of one percent
Schwab OneSource Portfolios-Balanced    (0.775%) of the Fund's average daily
Allocation)                             net assets not in excess of $500
                                        million; seventy-five one-hundredths of
                                        one percent (0.75%) of such net assets
                                        over $500 million but not in excess of
                                        $1 billion; and seven hundred
                                        twenty-five one-thousandths of one
                                        percent (0.725%) of such net assets over
                                        $1 billion)

Laudus Small-Cap MarketMasters Fund     One percent and thirty one-hundredths
(formerly known as Schwab Small-Cap     of one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab              average daily net assets (as of
MarketManager Small Cap Portfolio and   February 28, 2005, one percent and
Schwab OneSource Portfolios-Small       seventeen one-hundredths of one
Company)                                percent (1.17%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; one percent and thirteen
                                        one-hundredths of one percent (1.13%) of
                                        such net assets over $500 million but
                                        not in excess of $1 billion; and one
                                        percent and seven one-hundredths of one
                                        percent (1.07%) of such net assets over
                                        $1 billion)

Fund                                    Fee
----                                    ---
Schwab Market Track All Equity          Forty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.44%) of the Fund's average
Asset Director-Aggressive Growth Fund)  daily net assets not in excess of
                                        $500 million, and thirty-nine
                                        one-hundredths of one percent (0.39%)
                                        of such net assets over $500 million

Schwab Institutional Select S&P 500     Fifteen one-hundredths of one percent
Fund (formerly known as Institutional   (0.15%) of the Fund's average daily
Select S&P 500 Fund)                    net assets not in excess of $500
                                        million; nine one-hundredths of one
                                        percent (0.09%) of the Fund's average
                                        daily net assets not in excess of $5
                                        billion; eight one-hundredths of
                                        one-percent (0.08%) of the Fund's
                                        average daily net assets not in excess
                                        of $$10 billion; and seven
                                        one-hundredths of one percent (0.7%) of
                                        such net assets over $10 billion.

Schwab Total Stock Market Index Fund    Thirty one-hundredths of one percent
                                        (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        and twenty-two one-hundredths of one
                                        percent (0.22%) of such net assets over
                                        $500 million

Schwab Financial Services Fund          Fifty-four one-hundredths of one
(formerly known as Financial Services   percent (0.54%) of the Fund's average
Focus Fund)                             daily net assets (as of February 28,
                                        2005, fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; five hundred fifteen
                                        one-thousandths of one percent (0.515%)
                                        of such net assets over $500 million but
                                        not in excess of $1 billion; and
                                        forty-nine one-hundredths of one percent
                                        (0.49%) of such net assets over $1
                                        billion)

Schwab Health Care Fund (formerly know  Fifty-four one-hundredths of one
as Health Care Focus Fund)              percent (0.54%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million; five hundred fifteen
                                        one-thousandths of one percent (0.515%)
                                        of such net assets over $500 million but
                                        not in excess of $1 billion; and
                                        forty-nine one-hundredths of one percent
                                        (0.49%) of such net assets over $1
                                        billion)

Fund                                    Fee
----                                    ---
Schwab Hedged Equity Fund               One percent and seventy-five
                                        one-hundredths of one percent (1.75%)
                                        of the Fund's average daily net
                                        assets (as of February 28, 2005, one
                                        percent and six hundred seventy-five
                                        one-thousandths of one percent
                                        (1.675%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; one percent and sixty-five
                                        one-hundredths of one percent (1.65%)
                                        of such net assets over $500 million
                                        but not in excess of $1 billion; one
                                        percent and sixty-three
                                        one-hundredths of one percent (1.63%)
                                        of such net assets over $1 billion)

Schwab Small-Cap Equity Fund            One percent and five one-hundredths
                                        of one percent (1.05%) of the Fund's
                                        average daily net assets (as of
                                        February 28, 2005, nine hundred and
                                        seventy-five one-thousandths of one
                                        percent (0.975%) of the Fund's
                                        average daily net assets not in
                                        excess of $500 million; ninety-three
                                        one-hundredths of one percent (0.93%)
                                        of such net assets over $500 million
                                        but not in excess of $1 billion;
                                        ninety-one one-hundredths of one
                                        percent (0.91%) of such net assets
                                        over $1 billion)

Schwab Dividend Equity Fund             Eighty-five one-hundredths of one
                                        percent (0.85%) of the Fund's average
                                        daily net assets (as of February 28,
                                        2005, seven hundred and seventy-five
                                        one-thousandths of one percent
                                        (0.775%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; seventy-seven one-hundredths
                                        of one percent (0.77%) of such net
                                        assets over $500 million but not in
                                        excess of $1 billion; seventy-six
                                        one-hundredths of one percent (0.76%)
                                        of such net assets over $1 billion)

Schwab Premier Equity Fund              Ninety-one one-hundredths of one
                                        percent (0.91%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million; eight hundred and
                                        eighty-five one-thousandths of one
                                        percent (0.885%) of such net assets
                                        over $500 million but not in excess
                                        of $1 billion; eighty-six
                                        one-hundredths of one percent (0.86%)
                                        of such net assets over $1 billion

Schwab Target 2010 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Target 2015 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Target 2020 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Fund                                    Fee
----                                    ---
Schwab Target 2025 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Target 2030 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Target 2035 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Target 2040 Fund                 Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Retirement Fund                  Zero percent (0%) of the Fund's
                                        average daily net assets

Schwab Large-Cap Growth Fund            Eighty-seven one-hundredths of one
                                        percent (0.87%) of the Fund's average
                                        daily net assets not in excess of
                                        $500 million; eighty-five
                                        one-hundredths of one percent (0.85%)
                                        of such net assets over $500 million
                                        but not in excess of $1 billion;
                                        eighty-three one-hundredths of one
                                        percent (0.83%) of such net assets
                                        over $1 billion but not in excess of
                                        $2 billion; eighty-one one-hundredths
                                        (0.81%) of such net assets over $2
                                        billion

Schwab Fundamental US Large Company     Thirty one-hundredths of one percent
Index Fund                              (0.30%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; twenty-two one-hundredths of
                                        one percent (0.22%) of such net assets
                                        over $500 million but not in excess of
                                        $5 billion; twenty one-hundredths of one
                                        percent (0.20%) of such net assets over
                                        $5 billion but not in excess of $10
                                        billion; eighteen one-hundredths (0.18%)
                                        of such net assets over $10 billion

Schwab Fundamental US Small-Mid         Thirty one-hundredths of one percent
Company Index Fund                      (0.30%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; twenty-two one-hundredths of
                                        one percent (0.22%) of such net assets
                                        over $500 million but not in excess of
                                        $5 billion; twenty one-hundredths of one
                                        percent (0.20%) of such net assets over
                                        $5 billion but not in excess of $10
                                        billion; eighteen one-hundredths (0.18%)
                                        of such net assets over $10 billion

Fund                                    Fee
----                                    ---
Schwab Fundamental International Large  Thirty one-hundredths of one percent
Company Index Fund                      (0.30%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; twenty-two one-hundredths of
                                        one percent (0.22%) of such net assets
                                        over $500 million but not in excess of
                                        $5 billion; twenty one-hundredths of one
                                        percent (0.20%) of such net assets over
                                        $5 billion but not in excess of $10
                                        billion; eighteen one-hundredths (0.18%)
                                        of such net assets over $10 billion

Schwab Fundamental Emerging Markets     Fifty one-hundredths of one percent
Index Fund                              (0.50%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; forty-eight one-hundredths of
                                        one percent (0.48%) of such net assets
                                        over $500 million but not in excess of
                                        $5 billion; forty-six one-hundredths of
                                        one percent (0.46%) of such net assets
                                        over $5 billion but not in excess of $10
                                        billion; forty-four one-hundredths
                                        (0.44%) of such net assets over $10
                                        billion

Schwab Fundamental International        Forty one-hundredths of one percent
Small-Mid Company Index Fund            (0.40%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; thirty-eight one-hundredths of
                                        one percent (0.38%) of such net assets
                                        over $500 million but not in excess of
                                        $5 billion; thirty-six one-hundredths of
                                        one percent (0.36%) of such net assets
                                        over $5 billion but not in excess of $10
                                        billion; thirty-four one-hundredths
                                        (0.34%) of such net assets over $10
                                        billion

                              SCHWAB CAPITAL TRUST

                              By:
                                   ---------------------
                                    Jeffrey Mortimer,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              By:
                                   ---------------------
                                    Randall W. Merk,
                                    President and Chief Executive Officer

Dated as of
            ---------------------